FORWARD FUNDS

Supplement dated October 31, 2016

to the

Salient High Yield Fund Investor Class and Institutional Class Prospectus, Salient High Yield Fund Class C Prospectus, Salient High Yield Fund Class Z Prospectus and Salient High Yield Fund Statement of Additional Information

each dated May 1, 2016, as supplemented

NOTICE OF LIQUIDATION OF SALIENT HIGH YIELD FUND

On October 18, 2016, the Board of Trustees of Forward Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved the liquidation of the Salient High Yield Fund (the “Fund”), a series of the Trust. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or around February 28, 2017 (the “Liquidation Date”). On the Liquidation Date, the Fund will distribute pro rata to its respective shareholders of record as of the close of business on the business day preceding the Liquidation Date all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Trust deem appropriate.

As the Liquidation Date approaches, the Fund will likely increase its holdings in cash and cash equivalents in anticipation of redemption requests and liquidation. As a result, the Fund may invest without limit in money market securities, U.S. Government obligations, and short-term debt securities. This could have a negative effect on the Fund’s ability to achieve its investment objective.

Certain investors may expect to receive an additional communication from their financial advisor or intermediary concerning this announcement.

IN CONNECTION WITH THE PLANNED LIQUIDATION, EFFECTIVE NO LATER THAN FEBRUARY 10, 2017, SHARES OF THE SALIENT HIGH YIELD FUND WILL CEASE TO BE OFFERED FOR PURCHASE TO NEW INVESTORS OR EXISTING INVESTORS (EXCEPT THROUGH REINVESTED DIVIDENDS) OR BE AVAILABLE FOR EXCHANGES FROM OTHER FUNDS OF THE TRUST.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

****

SUPP HY LIQ 10312016